Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
24. Subsequent Events
a.In January 2023, the Company repaid the remaining principal amount of the Convertible Senior Notes totaling $21.2 million upon maturity (see Note 8).

b.In January 2023, Teekay Tankers gave notice to exercise its vessel purchase options to acquire one Suezmax tanker and eight Aframax / LR2 tankers for a total cost of $164.3 million, as part of the repurchase options under the sale-leaseback arrangements (see Note 10). The purchase and delivery of these vessels were completed in March 2023 using cash on hand.

c.In February 2023, Teekay Tankers signed a term sheet for a new secured revolving credit facility for up to $350.0 million to refinance 19 vessels (including the nine vessels mentioned above and six vessels mentioned below) currently under sale-leaseback financing arrangements. The facility is expected to be completed during the second quarter of 2023.

d.In March 2023, Teekay Tankers gave notice to exercise its vessel purchase options to acquire five Suezmax tankers and one Aframax / LR2 tanker for a total cost of $142.8 million, as part of the repurchase options under the sale-leaseback arrangements described in Note 10. The Company expects to complete the purchase and delivery of these vessels in May 2023 using existing liquidity.

e.In March 2023, the Company adopted a 2023 Equity Incentive Plan (or the 2023 Plan) and suspended the Company’s 2013 Equity Incentive Plan (or the Prior Plan). The Company has authorized the issuance of up to an aggregate maximum of 12,783,479 shares pursuant to the 2023 Plan, which were previously reserved for issuance under the Prior Plan and either available or subject to outstanding awards (to the extent such awards terminate without the issuance of vested and non-forfeitable shares).

f.In March 2023, Teekay Tankers adopted a 2023 Long-Term Incentive Plan (or the 2023 Teekay Tankers Plan) and suspended its 2007 Long-Term Incentive Plan (or the Teekay Tankers Prior Plan). Teekay Tankers has authorized the issuance of up to 600,000 additional shares of Class A common stock pursuant to the 2023 Plan, in addition to up to an aggregate maximum of 1,291,416 shares that were previously reserved for issuance under the Teekay Tankers Prior Plan and either available or subject to outstanding awards (to the extent such awards terminate without the issuance of vested and non-forfeitable shares).

g.During the first quarter of 2023, the Company completed the $30 million share repurchase program authorized by the Company's Board of Directors in August 2022 (see Note 12) by repurchasing approximately 2.7 million common shares for $14.7 million, or an average of $5.44 per share.

h.    In March 2023, the Company's Board of Directors authorized a new share repurchase program for the repurchase of up to $30 million of common shares in the open market, through privately-negotiated transactions and by any other means permitted under the rules of the SEC. As of March 30, 2023, the Company repurchased 14,112 common shares under this new share repurchase program for $0.1 million, or an average of $6.04 per share.